Exhibit 10.26

AMENDMENT NO. 5 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 TO NOTE PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 31, 2013, by and among KMG CHEMICALS, INC., a Texas corporation (“KMG Chemicals”), KMG-BERNUTH, INC., a Delaware corporation (“KMG-Bernuth”), KMG ELECTRONIC CHEMICALS, INC., a Texas corporation (“KMG ECI” and, together with KMG Chemicals and KMG-Bernuth, collectively, the “Companies” and each, individually, a “Company”), and the undersigned holders of Notes (as hereinafter defined).

Recitals

A. The Companies entered into a Note Purchase Agreement dated as of December 31, 2007 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 6, 2009, as amended by Amendment No. 2 to Note Purchase Agreement dated as of March 18, 2010, as amended by Amendment No. 3 to Note Purchase Agreement dated as of November 23, 2011, as amended by Amendment No. 4 to Note Purchase Agreement and Limited Consent dated as of April 26, 2013, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), with the several Purchasers (as defined in the Note Agreement) listed in the Purchaser Schedule attached thereto, pursuant to which the Companies issued and sold to such Purchasers the Companies’ 7.43% Senior Secured Notes due December 31, 2014, in the aggregate principal amount of $20,000,000 (together with any such promissory notes that may have been issued in substitution or exchange therefor prior to the date hereof, the “Notes”).

B. Pursuant to Amendment No. 4 to Note Purchase Agreement and Limited Consent dated as of April 26, 2013, the Companies desire to make Cyantek a guarantor of the Notes and make certain conforming amendments and modifications to the Note Agreement, as set forth in this Amendment, and the undersigned holders of Notes, subject to the terms and conditions set forth herein, are willing to agree to such amendments and modifications.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

2. Amendments to Schedule B (Defined Terms). Schedule B of the Note Agreement is hereby amended by inserting or restating, as applicable, the following definitions to read in their entirety as follows:

“Company Consolidated Group” means the Companies, KMEX, KMG Italia, Cyantek and any other Person who, after the date of this Agreement, unconditionally guarantees the payment and performance when due of the Note Agreement Obligations (each such Person referred to singularly as a “Member of the Company Consolidated Group”).

“Company Parties” means the Companies, Cyantek and any other Person that hereafter becomes a party to this Agreement or any other Note Document, and which Person is responsible in whole or in part for the payment or performance of any of the Note Agreement Obligations.

“Cyantek Guaranty Agreement” means the Guaranty Agreement dated as of May 31, 2013, executed by Cyantek in favor of the holders, as amended, modified or supplemented from time to time to the extent not prohibited by this Agreement.

“Mortgages” means (a) the Deed of Trust and Security Agreement dated as of December 31, 2007, executed by KMG ECI in favor of the Collateral Agent, with respect to the Mortgaged Property located in Pueblo County, Colorado; (b) the Mortgage and Security Agreement dated as of December 31, 2007, executed by KMG-Bernuth in favor of the Collateral Agent, with respect to the Mortgaged Property located in Doniphan County, Kansas; and (c) the Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement dated as of March 18, 2010, executed by KMG ECI in favor of the Collateral Agent, with respect to the Mortgaged Property located in San Benito County, California, and such term includes any and all extensions, revisions, modifications or amendments at any time made to any of the foregoing.

“Note Documents” means collectively, this Agreement, the Notes, the Security Documents, the Intercreditor Agreement, the Cyantek Guaranty Agreement and each other agreement, instrument, guaranty agreement or document executed at any time in connection with the foregoing documents, as each such Note Document may be amended, modified or supplemented from time to time to the extent not prohibited by this Agreement; provided that, although the Credit Agreement is a Security Document, the term Note Documents shall only include the provisions of the Credit Agreement directly or indirectly related to the granting of the Collateral Agent’s Lien and the enforcement of such Lien.

3. Amendments to Section 11 (Events of Default). Section 11 of the Note Agreement is hereby amended as follows:

(a) Each reference to “Company” in Sections 11.1(d), 11.1(e) and 11.1(o) is hereby replaced by a reference to “Company Party”.

4. Cyantek Guaranty Agreement. The holders (on behalf of themselves and their successors and assigns) hereby expressly agree to the provisions set forth in the fourth paragraph of Section 1 of the Cyantek Guaranty Agreement.

5. Representations and Warranties of the Companies. Each Company hereby represents and warrants that it is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Company has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Note Agreement as amended hereby. The execution and delivery by each Company of this Amendment and the performance by each such Company of its obligations under this Amendment and the Note Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each Company. Each Company has duly executed and delivered this Amendment, and this Amendment and the Note Agreement as amended hereby constitute the legal, valid and binding obligations of each Company, enforceable against each such Company in accordance with its terms.

6. Conditions to Effectiveness. The parties hereto agree that this Amendment and the consent and amendments to the Note Agreement contained herein shall become effective, as of the date first written above (the “Effective Date”), upon the satisfaction of each of the following conditions:

(a) Representations and Warranties. Each of the representations and warranties made in this Amendment and the other Note Documents shall be true and correct on and as of the Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

(b) No Default or Event of Default. No Default or Event of Default shall exist, both before and after giving effect to this Amendment.

(c) Amendment. The holders of Notes shall have received an original of this Amendment executed and delivered by the Companies and the Required Holders.

(d) Cyantek Guaranty Agreement. The holders of Notes shall have received an original of the Cyantek Guaranty Agreement executed and delivered by Cyantek.

(e) Cyantek Security Document. The holders of Notes shall have received a copy of a Security Document executed and delivered by Cyantek, which Security Document shall be in form and substance satisfactory to the Required Holders.

(f) Joinder to Intercreditor Agreement. The holders of Notes shall have received an original of a Joinder to Intercreditor and Collateral Agency Agreement executed and delivered by Cyantek.

(g) Credit Agreement Amendment. The holders of Notes shall have received a copy of an amendment to the Credit Agreement executed and delivered by the Companies and the Lender Parties, which amendment to the Credit Agreement Amendment shall be in form and substance satisfactory to the Required Holders.

(h) Secretary’s Certificate. The holders of Notes shall have received a Secretary’s Certificate (with customary and appropriate attachments) executed and delivered by Cyantek, which Secretary’s Certificate shall be in form and substance satisfactory to the Required Holders.

(i) Opinion of Counsel. Cyantek’s outside legal counsel shall have delivered to the holders of Notes a legal opinion in form and substance satisfactory to the Required Holders with respect to the Cyantek Guaranty Agreement and the Security Document executed by Cyantek.

7. Miscellaneous.

(a) References to Note Agreement. Upon and after the date of this Amendment, each reference to the Note Agreement in the Note Agreement, the Notes or any other instrument or agreement entered into in connection therewith or otherwise related thereto shall mean and be a reference to the Note Agreement as amended by this Amendment.

(b) Ratification and Confirmation. Except as specifically amended herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

(c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of Notes, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Note Agreement, any Note or any other instrument or agreement entered into in connection therewith or otherwise related thereto.

(d) Note Document. This Amendment is a Note Document and all of the provisions of the Note Agreement that apply to Note Documents apply hereto.

(e) Expenses. Each Company agrees to pay promptly all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the holders’ special counsel.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

(g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

KMG CHEMICALS, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

KMG-BERNUTH, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

KMG ELECTRONIC CHEMICALS, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brien F. Davis
Name:	Brien F. Davis
Title:	Vice President

Signature page to Amendment No. 5 to Note Purchase Agreement